UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-9082

M FUND, INC.
(Exact name of registrant as specified in charter)

M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon			97209
(Address of principal executive offices)			(Zip code)

Daniel F. Byrne, President M Fund, Inc. M Financial Plaza 1125 NW Couch Street, Suite 900 Portland, Oregon 97209
(Name and address of agent for service)

with a Copy to:

Frederick R. Bellamy, Esquire Sutherland, Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2404

Registrant’s telephone number, including area code:		(503) 232-6960

Date of fiscal year end:	12/31/2007

Date of reporting period:	01/01/2007 to 12/31/2007

Item 1. Reports to Stockholders.

The annual report for the period January 1, 2007 through December 31, 2007 is filed herewith.

M FUND, INC.

Brandes International Equity Fund

Turner Core Growth Fund

Frontier Capital Appreciation Fund

Business Opportunity Value Fund

Annual Report
December 31, 2007

M Fund, Inc.

PRESIDENT'S LETTER

Dear Contract Owners:

We are pleased to share the financial condition of M Fund, Inc. (the "Company") as presented in the following Annual Report dated December 31, 2007. Total assets under management ended 2007 at $991 million.

Sub-Advisers to the portfolios, under the direction of M Financial Investment Advisers, Inc., the investment adviser to the Company, have prepared the attached discussion of results for each portfolio of the Company for the year ended December 31, 2007.

Sub-Advisers to the portfolios of the Company are: Brandes Investment Partners, L.P. for the Brandes International Equity Fund, Turner Investment Partners, Inc. for the Turner Core Growth Fund, Frontier Capital Management Company, LLC for the Frontier Capital Appreciation Fund, and Iridian Asset Management LLC for the Business Opportunity Value Fund.

On behalf of the Company's Board of Directors, M Financial Investment Advisers, Inc. and the Company's participating insurance carriers, we thank you for your business and remain committed to providing opportunities that add value to our investors in the upcoming year.

Sincerely,

DANIEL F. BYRNE

President
M Fund, Inc.

BRANDES INTERNATIONAL EQUITY FUND

Performance

The Brandes International Equity Fund (the "Portfolio") increased 8.01% (net of fees) during the year ending December 31, 2007. During the same period, the MSCI EAFE Index increased 11.17%.

Gains for the Portfolio's positions in the telecommunication services and consumer staples sectors helped drive positive results for 2007. Key contributors in these sectors included Telefonica (Spain—telecommunication services), France Telecom (France—telecommunication services), and William Morrison Supermarkets (United Kingdom—consumer staples). Top-performers from outside of these sectors included ABN Amro (Netherlands—financials), LG Electronics (South Korea—consumer discretionary), and DaimlerChrysler (Germany—consumer discretionary). Conversely, holdings in the information technology sector negatively affected performance. Alcatel-Lucent (France), Nortel Networks (Canada), and STMicroelectronics (Netherlands) were among the largest detractors during the year.

From a country perspective, companies based in the Netherlands and Germany made positive contributions to performance. Top-performers from these countries included Ahold (Netherlands—consumer staples), Akzo Nobel (Netherlands—materials), and Deutsche Telekom (Germany—telecommunication services). Companies based in South Korea and the United Kingdom, such as LG Electronics (South Korea—consumer discretionary) and J Sainsbury (United Kingdom—consumer staples), also performed positively. Negative performance by Japanese holdings weakened results for 2007.

During the year, the Portfolio's country and industry exposures shifted due to stock-specific buying and selling, as well as changes in the prices of holdings. For example, exposure to the Netherlands declined amid select sales, and pare-backs reduced the Portfolio's exposure to the consumer staples sector. Simultaneously, new purchases increased exposure to the financials sector and to Japan. At the end of the year, the Portfolio retained its exposure to the telecommunication services sector and to Japan and the United Kingdom. Overall, we believe that the Portfolio remains well positioned to deliver favorable long-term results.

Current Strategy

While we monitor short-term events in international equity markets, our investment philosophy focuses on company-by-company analysis. We take a long-term perspective and believe that none or very little of the short-term "market news" provides useful information to investors and instead detracts from our focus on company fundamentals and is inconsistent with our investment philosophy.

As a bottom-up manager, we do not make top-down projections for sectors, industries, countries, economies, or interest rates. We choose our equities one company at a time, based on a comprehensive review of their fundamental strengths and weaknesses, seeking to understand the nature of their businesses and to estimate their long-term intrinsic values.

Performance represented is net of fees and expenses. The views expressed represent the opinions of Brandes Investment Partners. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. In addition, international and emerging markets securities entail risk such as currency fluctuation and political instability. Portfolio characteristics are as of 12/31/07. Please note that all indices are unmanaged and are not available for direct investment.

Index Guide

MSCI EAFE Index: The MSCI EAFE Index is an unmanaged index that consists of equities from Europe, Australasia, and the Far East. The index is often used as a benchmark for international equity portfolios and includes dividends and distributions, but does not reflect fees, brokerage commissions, or other expenses of investing.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Brandes Investment Partners, L.P.
Investment Sub-Adviser to the Brandes International Equity Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE BRANDES INTERNATIONAL EQUITY FUND AND MSCI EAFE INDEX

The Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/97 to 12/31/07

MORGAN STANLEY CAPITAL INTERNATIONAL—EUROPE, AUSTRALIA, FAR EAST INDEX

This index reflects the arithmetic, market value-weighted average of the perfomance of over 900 securities listed on the stock exchanges of the following 21 countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. It includes the effect of reinvested dividends, net of foreign taxes withheld, and is measured in U.S. dollars. The index is calculated on a total return basis.

TURNER CORE GROWTH FUND

The volatility that dominated the markets during the first three quarters of the year continued in the final quarter. After a strong start, the fourth quarter of 2007 marked the first time in six quarters that the broad equity market posted a negative quarterly return, down 3.3% as measured by the Russell 3000 Index. Commodity prices increased as oil and gold reached decade highs. Further sub-prime mortgage repercussions surfaced, including billion dollar write-downs by several major financial institutions. The housing slump continued, the economy continued to weaken and the dollar continued to decline. In an effort to help stimulate the economy and provide relief to both corporate America and consumers, the Federal Reserve maintained its active and accommodating stance by cutting short-term interest rates to 4.25%. Even after those actions, the markets did not recover and instead continued to decrease to end the year.

For the year ended December 31. 2007, the broad market ended positively, recording its fifth consecutive year of gains. Two trends help clarify the gain. First, value stocks posted negative results for the first time since 2002, while growth stocks generated double-digit returns, after seven years of underperformance. The relative underperformance of value stocks can be largely attributed to the financial services sector, which decreased significantly during the year. Second, large cap stocks outperformed smaller cap stocks and mega cap stocks—the largest of the large—performed very well.

Performance

The Turner Core Growth Fund (the "Portfolio"), which emphasizes earnings growth, produced a positive gain of 22.43% (net-of-fees) for the year, outperforming its benchmark, the Russell 1000 Growth Index, by 11.82%. Security selection across sectors added significant value to the Portfolio. Excess relative returns were generated by eight sectors, led by the energy, consumer discretionary, and financial services sectors. This is noteworthy given that the housing slump, the sub-prime mortgage meltdown, and a slowing economy were especially hard on the financial services and consumer discretionary sectors. On the other hand, of the underperformers, two of the smaller sectors, other and autos & transportation, detracted the most.

Within the energy sector, coal and solar energy stocks experienced tremendous growth during the year. Consol Energy and SunPower are examples. Consol Energy, a coal producer, was purchased during the fourth quarter. Consol benefits as oil prices continue to rise because coal, a relatively cheap energy source, is used as a substitute for oil. Rising oil prices also make solar energy an attractive alternative energy source. With broader adoption in the U.S. and Europe, solar power is becomingly increasingly competitive and profitable. As a result, the stock of SunPower, a producer of solar panels, increased 250% during the year, aided by business growth through acquisitions and a major contract with Hewlett-Packard.

The consumer discretionary sector added value by outperforming the Russell 1000 Growth Index by approximately 3.09% during the year. This was largely attributable to the Portfolio's overweight position in internet software/services companies and because the Portfolio did not hold struggling home improvement chains, such as Home Depot and Lowe's. Google, the Portfolio's single largest holding in the sector, increased 50% during the year.

The Portfolio's financial services holdings provided the greatest amount of excess return versus the benchmark. The Portfolio continues to focus on investment banks/brokers, exchanges, and asset managers while minimizing exposure to banks and real estate investment trusts (REITs). Two holdings, MasterCard and IntercontinentalExchange, avoided the sub-prime and overall mortgage debacle and produced healthy gains during the year.

Within the "other" sector, an overweight position in General Electric detracted from results. In our view, GE is adversely effected by its health care and consumer credit businesses. As a result, GE was sold.

The Portfolio's autos & transportation holdings, which accounted for just over 2% of the Portfolio, also lagged the results of corresponding benchmark holdings. Logistics company, C.H. Robinson Worldwide, was down as slower growth in its truck transportation division overshadowed positive results in its ocean and intermodal business segments. As a result, C.H. Robinson was sold.

Outlook

Looking ahead, while the likelihood of a recession has increased in recent months, we believe that the economy will keep growing, at least modestly, in 2008, aided by strong growth in exports. We believe that slow to moderate economic growth will keep inflation and interest rates subdued, help companies increase their earnings to perhaps 8% in 2008, and allow stocks in the aggregate to continue to increase, some volatility notwithstanding. Additionally, in an environment where above-average growth becomes scarce, growth stocks tend to become more valuable. This and the fact that growth stocks remain inexpensive relative to value stocks should support our style of growth stock investing. However, certain threats could negatively effect future growth, such as: continued acceleration of inflation; a substantial increase in unemployment, which currently stands at a relatively modest level of 5%; and a potential economic recession.

We remain true to the growth investing style and to our philosophy specifically, by focusing on owning stocks that we believe have superior earnings prospects.

Performance/returns are net of fees and expenses. The views expressed represent the opinions of Turner Investment Partners. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Portfolio characteristics are as of 12/31/07. Please note that all indices are unmanaged and are not available for direct investment.

Index Guide

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Turner Investment Partners, Inc.
Investment Sub-Adviser to the Turner Core Growth Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE TURNER CORE GROWTH FUND AND THE RUSSELL 1000 GROWTH INDEX.

The Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/97 to 12/31/07

RUSSELL 1000 GROWTH INDEX

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

FRONTIER CAPITAL APPRECIATION FUND

Performance

Growing risks of a U.S. recession and deteriorating corporate earnings prospects contributed to the second consecutive quarter of market declines as 2007 ended. The Russell 2500 Index (the "Index") gained just 1.4% for the year ended December 31, 2007. We are pleased to report that the Frontier Capital Appreciation Fund (the "Portfolio") substantially exceeded the performance of the Index, increasing 11.96% for the year.

The majority of the Portfolio's outperformance for the year can be attributed to overweight exposure and stock selection in the materials & processing sector. The Portfolio held 17% of its assets in this sector, as opposed to 11% for the Index. The stocks comprising this sector in the Index gained 17%, while the Portfolio gained 32%. Three stocks contributed meaningfully to the Portfolio's performance in this sector: Chicago Bridge and Iron (up 122%), Jacobs Engineering (up 135%), and Fluor (up 80%). All three are engineering and construction companies and are in our top ten holdings. The Portfolio has been consistently overweight in these stocks as a result of rising global demand for these companies' goods and services, especially for energy infrastructure.

The second largest contributor to the Portfolio's performance last year was health care, due largely to our overweighted position in the sector. Much of health care spending is driven by demographics and new technology and is not economically sensitive. The strongest performing subsector for the Portfolio was health care services, up 17% versus 4% for the Index. We focused on contract research organizations (CROs) that are benefiting from the trend for pharmaceutical and biotech manufacturers to outsource more of their clinical trails. The biggest contributor among our CRO holdings was ICON plc, which rose a healthy 64%.

Finally, the decision to remain underweight in the consumer discretionary and the financial services sectors had a positive impact on the Portfolio's 2007 performance. The Portfolio's combined weighting in these two sectors was just 14% compared to 40% for the Index. The stocks in the Index for these two sectors declined 10% and 14%, respectively, while the Portfolio's consumer stocks declined 9% and its financial services stocks gained 1%.

Outlook

As we enter 2008, we are cautious of the outlook for the U.S. economy and corporate profits and, as a result, intend to own companies that can deliver earnings growth in a much more challenging environment. While the market has been particularly choppy over the past six months, we remain optimistic about the Portfolio's holdings. The investment thesis for stocks in the Portfolio is based on a multi-year time horizon that looks beyond near-term issues. We continue to be comfortable with our limited exposure to the consumer and financial services sectors, which has proven to be positive. The market weakness of the past six months is generating new opportunities. The conundrum is that while stocks, in aggregate, look attractively valued relative to fixed income alternatives, the increasing likelihood of earnings disappointments suggests rising risk premiums. In this context, those companies that can deliver consistent earnings growth should be awarded higher multiples. This remains the focus of Frontier's research efforts.

Performance represented is net of fees. The views expressed represent the opinions of Frontier Capital Management Company, LLC. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings, or sectors discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Portfolio characteristics are as of 12/31/07. Please note that all indices are unmanaged and are not available for direct investment.

Index Guide

The Russell 2500 Index is comprised of the 2,500 smallest capitalization in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annually in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deductions of withholding taxes.

Frontier Capital Management Co., L.L.C.
Investment Sub-Adviser to the Frontier Capital Appreciation Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
THE FRONTIER CAPITAL APPRECIATION FUND AND RUSSELL 2500 STOCK INDEX

The Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

**  12/31/97 to 12/31/07

RUSSELL 2500 INDEX

The Russell 2500 Index is comprised of the 2,500 smalled capitalization securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization. The index is reconstituted annualy in June, based upon the May 31 market capitalization rankings. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

BUSINESS OPPORTUNITY VALUE FUND

Performance

On a relative basis, the Business Opportunity Value Fund (the "Portfolio") gained 5.44% (net of fees) during calendar year 2007 versus a -0.17% decrease in the Russell 1000 Value Index.

The Other Energy, Utilities and Materials & Processing sectors contributed the most to the Portfolio's performance. The overweight and strong stock performance in Other Energy stocks, the benchmark's best performing sector, added 5.4% to the Portfolio, driven by the strong stock performance of National-Oilwell Varco, Transocean, GlobalSantaFe and Devon Energy, which gained 149.1%, 76.1%, 46.2% and 34.3%, respectively. Exposure to Utilities added 3.0% to the Portfolio and overseas bets on China Mobile ADR and China Unicom ADR enhanced performance, as these holdings gained 101.8% and 44.7%, respectively for the year. The strong stock performance in Materials & Processing stocks, the benchmark's 3rd best performing sector, contributed 2.7% to the Portfolio, led by Precision Castparts' gain of 66.0%. Other strong performers included Hewlett-Packard and General Dynamics (both Technology), and Textron (Other/Multi-sector).

By contrast, the Portfolio's underweighted exposure to Financial Services stocks, the benchmark's worst performing sector, detracted 6.1% from performance and included six of the bottom ten performing stocks: E*Trade Group, Merrill Lynch, Countrywide Financial, Fannie Mae, Morgan Stanley and Lehman Brothers. Other weak performers included Amgen (Health Care), Virgin Media and Macy's (both Consumer Discretionary), and LSI (Technology). The Portfolio was also negatively impacted by its average underweighting (1.3% versus 11.2%) of Integrated Oils stocks, the benchmark's best performing sector.

Outlook

The escalation of the sub-prime lending calamity, which was thought by financial pundits, government officials, leaders of major financial institutions, and the investment community generally, to be largely contained, has clearly evolved into a full-fledged global financial crisis, the scope and dimensions of which have not been definitively delineated. The most immediate impact of the crisis is reflected in the extent to which global banking liquidity has been severely restrained. The confidence of banks in other banks and financial institutions has materially eroded. Inter-bank lending has been significantly interrupted. Major financial institutions have sold significant equity stakes to Foreign Sovereign Wealth Funds (FSWF). Global monetary authorities have been forced to cut interest rates and inject hundreds of billions of dollars into short-term money markets to ensure the continued operation of global financial institutions. Unfortunately, it is premature to declare that these efforts to normalize credit markets have succeeded, or that far more radical measures will not be required to contain the further proliferation or significant deterioration of current conditions.

If this were not sufficiently threatening, what might be increasingly dangerous, are potential fall-out effects of this financial crisis on the domestic and global real economies. Were the domestic economy, which we believe to be in serious jeopardy of recession, to contract, this would exacerbate and intensify the current crisis. Although this macro-economic call is nearly impossible to predict, and we believe futile to forecast, the potential risks are too material to ignore and the consequences too severe to minimize. Further complicating the domestic situation, federal monetary policy has been insufficiently aggressive in addressing the issues, largely because the Fed has been slow in recognizing the seriousness of the situation, as they have been excessively model dependent. We believe that the Federal Reserve has become dependent on data we believe to be traditionally identified as lagging indicators of economic activity, such as inflation and employment. We fear the monetary authorities have not sufficiently reflected in their models the economic burdens of a credit crunch, as opposed to the absolute cost of money. In our view, this "data dependence" has caused the Federal Reserve to fall behind.

Looking to the year ahead, we are significantly cautious about the outlook for the domestic economy. An economic slowdown is already underway. It is unclear how deep and prolonged the economic consequences of the spreading financial crisis will be. We believe that any dramatic dislocation in economic activity will intensify the weak balance sheet positions of major financial institutions and further constrain the availability of credit. If not for the already dramatic infusion by FSWF of tens of billions of dollars, the contraction of liquidity and capital availability would have exacted a greater economic cost. We do not believe that we have seen the end of this crisis, and that ultimately government intervention on the scale of the 1990's Resolution Trust Corporation will be required as the ultimate losses recognized by financial institutions may very well require more capital than may be made available by the private sector.

However, it is difficult to assess the degree to which the equity market has already corrected for the extreme nature of these risks. We suspect that if the domestic economy avoids a recession, then stock prices could rise dramatically. Valuations in light of current and anticipated levels of interest rates appear quite attractive. Although short-term earnings power of several of our portfolio companies could be temporarily impaired, we believe that the strategic attractiveness of these franchises and long-term cash generative capacity of their businesses are undiminished. While a temporary price or valuation dislocation in the near-term appears possible, and in many cases already realized, we continue to identify compelling investments based on our traditional disciplines of cash-flow generative, strategically positioned enterprises, managed by outstanding, shareholder-oriented management teams, embracing strategies for further shareholder value enhancement.

Performance represented is net of fees and expenses. The view expressed represent the opinions of Iridian Asset Management. The information provided in this material should not be considered a recommendation to purchase or sell any particular security. It should not be assumed that any security transactions, holdings or sector discussed were or will be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance discussed herein. Strategies discussed are subject to change at any time by the investment manager in its discretion due to market conditions or opportunities. Portfolio characteristics are as of 12/31/07. Please note that all indices are unmanaged and are not available for direct investment.

Index Description

The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index.

Iridian Asset Management LLC
Investment Sub-Adviser to Business Opportunity Value Fund

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
BUSINESS OPPORTUNITY VALUE FUND AND THE RUSSELL 1000 VALUE INDEX.

The Fund's total return is calculated net of Investment Advisory Fees and operating expenses. Performance figures represent past performance and are not indicative of future performance of the Fund or Index. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Please note that all indices are unmanaged, do not incur expenses, and are not available for direct investment. Persons who invest in the Fund through a variable annuity or variable life insurance contract should note this graph does not reflect separate account expenses deducted by the insurance company.

*  Inception date is February 1, 2002

**  2/1/02 to 12/31/07

RUSSELL 1000 VALUE INDEX

The Russell 1000 Value Index measures the performance of those Russell 1000 Securities with lower price-to-book ratios and lower forecasted growth values.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS

December 31, 2007

Shares		Value (Note 1)
	FOREIGN COMMON STOCKS—99.4%
	Bermuda—1.6%
50,770	Covidien, Ltd.†	$2,248,604
182,962	Tyco Electronics, Ltd.	6,793,379
		9,041,983
	Brazil—1.2%
319,900	Centrais Eletricas Brasileiras SA, SP ADR	4,182,692
56,717	Contax Participacoes SA, ADR†	76,001
56,717	Tele Norte Leste Participacoes SA, ADR†	1,093,504
55,600	Telecomunicacoes Brasileiras SA, SP ADR	1,307,156
35,727	Vivo Participacoes SA, ADR†	195,427
		6,854,780
	Canada—1.0%
349,940	Nortel Networks Corp.†,*	5,280,595
	France—11.8%
1,432,500	Alcatel-Lucent	10,367,216
159,370	Carrefour SA†	12,416,941
6,503	Carrefour SA 144A²,†	506,666
110,500	Credit Agricole SA	3,727,110
371,640	France Telecom SA	13,377,434
247,200	Natixis†	4,749,043
215,527	Sanofi-Aventis	19,845,710
		64,990,120
	Germany—6.8%
251,800	Deutsche Post AG	8,655,072
1,102,700	Deutsche Telekom AG, Registered	24,215,287
28,900	Hypo Real Estate Holding AG†	1,525,342
176,500	Infineon Technologies AG*	2,082,479
63,000	Infineon Technologies AG 144A²,*	743,321
		37,221,501
	Italy—5.8%
1,136,480	Intesa Sanpaolo SpA	8,989,207
2,682,238	Telecom Italia SpA	8,333,329
4,518,290	Telecom Italia SpA-RNC	10,741,303
1,259,600	Unipol Gruppo Finanziario SpA (Preferrence)	3,991,665
		32,055,504

Shares		Value (Note 1)
	Japan—28.6%
280,600	Aiful Corp.†	$5,013,450
169,000	Akita Bank, Ltd. (The)	774,542
520,000	Chuo Mitsui Trust Holdings, Inc.	3,989,079
589,000	Dai Nippon Printing Co., Ltd.	8,662,463
178,738	Daiichi Sankyo Co., Ltd.	5,503,815
89,900	FUJIFILM Holdings Corp.	3,806,356
1,522,000	Hitachi, Ltd.	11,348,754
222,600	Millea Holdings, Inc.	7,511,990
1,595,000	Mitsubishi UFJ Financial Group, Inc.†	14,948,440
1,091,000	Mitsui Sumitomo Insurance Co., Ltd.	10,625,323
2,272	Mizuho Financial Group, Inc.	10,860,207
3,472	Nippon Telegraph & Telephone Corp.	17,373,209
15,200	Nippon Telegraph & Telephone Corp., ADR	374,832
94,000	Ono Pharmaceutical Co., Ltd.	4,392,248
94,800	Rohm Co., Ltd.	8,273,732
363,400	Seven & I Holdings Co., Ltd.	10,604,520
146,000	Sony Corp.	8,102,762
1,386	Sumitomo Mitsui Financial Group, Inc.†	10,384,299
209,000	Taisho Pharmaceutical Co., Ltd.	4,022,289
80,700	Takeda Pharmaceutical Co., Ltd.	4,745,997
238,190	Takefuji Corp.†	5,788,711
		157,107,018
	Mexico—1.2%
182,100	Telefonos de Mexico SAB de CV, Class L, SP ADR†	6,708,564
	Netherlands—10.5%
634,871	Aegon NV	11,222,099
116,300	Akzo Nobel NV	9,316,297
730,632	Koninklijke Ahold NV*	10,180,144
90,501	SNS Reaal 144A²	2,032,389
543,900	STMicroelectronics NV	7,793,050
322,482	Unilever NV CVA	11,857,845
159,647	Wolters Kluwer NV	5,247,100
		57,648,924
	New Zealand—0.4%
604,475	Telecom Corp. of New Zealand, Ltd.†	2,023,505

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Shares		Value (Note 1)
	Portugal—1.6%
686,408	Portugal Telecom SGPS SA, Registered	$8,961,818
	South Korea—5.2%
260,000	Korea Electric Power Corp., SP ADR†	5,421,000
115,900	KT Corp., SP ADR†	2,990,220
24,880	LG Electronics, Inc.	2,657,977
17,000	Samsung Electronics Co., Ltd.	10,097,751
241,277	SK Telecom Co., Ltd., ADR†	7,199,706
		28,366,654
	Spain—1.2%
205,683	Telefonica SA	6,681,974
	Sweden—1.9%
4,354,154	Telefonaktiebolaget LM Ericsson, Series B	10,226,522
	Switzerland—3.4%
14,600	Nestle SA, Registered	6,705,825
28,300	Swiss Reinsurance	2,010,984

Shares		Value (Note 1)
	Switzerland (Continued)
25,040	Swisscom AG, Registered	$9,775,807
		18,492,616
	United Kingdom—17.2%
361,319	AstraZeneca Plc	15,564,391
159,600	Barclays Plc	1,601,207
585,300	British Sky Broadcasting Group Plc	7,211,959
674,907	GlaxoSmithKline Plc	17,182,983
470,137	HSBC Holdings Plc	7,879,898
4,981,700	ITV Plc	8,468,754
1,687,700	Kingfisher Plc	4,891,485
672,638	Marks & Spencer Group Plc	7,498,140
921,409	Royal Bank of Scotland Group Plc	8,143,658
33,075	Unilever Plc	1,244,359
2,324,701	WM Morrison Supermarkets Plc	14,900,713
		94,587,547
	TOTAL FOREIGN COMMON STOCKS (Cost $490,124,201)	546,249,625

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—11.2%
$2,483,940	State Street Bank & Trust (Euro Time Deposit)	2.600%	01/02/2008	$2,483,940

Shares
58,989,853	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	58,989,853
TOTAL SHORT-TERM INVESTMENTS (Cost $61,473,793)		61,473,793
TOTAL INVESTMENTS AT MARKET VALUE—110.6% (Cost $551,597,994)		607,723,418
Other Liabilities in Excess of Assets—(10.6)%		(58,062,642)
NET ASSETS—100.0%		$549,660,776

Notes to the Portfolio of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

²  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

At December 31, 2007, industry sector diversification of the Brandes International Equity Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Diversified Telecommunication Services	20.7%
Commercial Banks	14.1%
Pharmaceuticals	13.0%
Food and Staples Retailing	8.8%
Insurance	6.4%
Semiconductors and Semiconductor Equipment	5.3%
Communications Equipment	4.7%
Electronic Equipment and Instruments	4.0%
Media	3.8%
Food Products	3.6%
Consumer Finance	2.0%
Household Durables	2.0%
Chemicals	1.7%
Electric Utilities	1.7%
Air Freight and Logistics	1.6%
Commercial Services and Supplies	1.6%
Multiline Retail	1.4%
Wireless Telecommunication Services	1.3%
Specialty Retail	0.9%
Diversified Financial Services	0.4%
Health Care Equipment and Supplies	0.4%
Short-Term Investments	11.2%
Total	110.6%

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund

SCHEDULE OF INVESTMENTS

December 31, 2007

Shares		Value (Note 1)
	COMMON STOCKS—98.7%
	Auto Components—0.6%
28,370	Johnson Controls, Inc.	$1,022,456
	Automobiles—0.8%
14,640	Daimler AG	1,400,023
	Beverages—5.9%
82,710	Coca-Cola Co. (The)	5,075,913
16,750	Diageo Plc, SP ADR	1,437,652
49,170	Pepsico, Inc.	3,732,003
		10,245,568
	Biotechnology—2.5%
19,110	Genzyme Corp.*	1,422,548
61,310	Gilead Sciences, Inc.*	2,820,873
		4,243,421
	Capital Markets—7.9%
7,720	BlackRock Inc/New York†	1,673,696
128,180	Charles Schwab Corp. (The)	3,274,999
15,210	Goldman Sachs Group, Inc. (The)	3,270,910
26,630	Northern Trust Corp.	2,039,325
55,220	T. Rowe Price Group, Inc.	3,361,794
		13,620,724
	Chemicals—2.8%
30,750	Monsanto Co.	3,434,468
14,360	Mosaic Co. (The)*	1,354,722
		4,789,190
	Communications Equipment—2.6%
168,600	Cisco Systems, Inc.*	4,564,002
	Computers and Peripherals—2.8%
24,220	Apple, Inc.*	4,797,498
	Construction and Engineering—1.0%
29,710	Chicago Bridge & Iron Co., NV	1,795,672
	Diversified Consumer Services—0.8%
20,780	Apollo Group, Inc., Class A*	1,457,717

Shares		Value (Note 1)
	Diversified Financial Services—5.1%
4,800	CME Group, Inc.	$3,292,800
15,370	IntercontinentalExchange, Inc.*	2,958,725
19,940	Nymex Holdings, Inc.†	2,664,183
		8,915,708
	Diversified Telecommunication Services—1.0%
42,290	AT&T, Inc.	1,757,572
	Electrical Equipment—4.0%
69,970	ABB, Ltd., SP ADR	2,015,136
22,200	Roper Industries, Inc.†	1,388,388
19,720	Sunpower Corp., Class A†,*	2,571,291
12,040	Suntech Power Holdings Co., Ltd., ADR*	991,133
		6,965,948
	Energy Equipment and Services—3.2%
60,220	Cameron International Corp.*	2,898,389
18,180	Diamond Offshore Drilling, Inc.†	2,581,560
		5,479,949
	Food Products—1.9%
34,610	Archer-Daniels-Midland Co.	1,606,942
14,100	Bunge, Ltd.	1,641,381
		3,248,323
	Health Care Equipment and Supplies—2.3%
44,330	Baxter International, Inc.	2,573,357
4,470	Intuitive Surgical, Inc.*	1,450,515
		4,023,872
	Health Care Providers and Services—1.1%
19,060	Medco Health Solutions, Inc.*	1,932,684
	Hotels, Restaurants & Leisure—1.6%
15,060	Las Vegas Sands Corp.†,*	1,551,933
32,730	Yum! Brands, Inc.	1,252,577
		2,804,510
	Household Products—0.9%
18,910	Colgate-Palmolive Co.	1,474,224

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Shares		Value (Note 1)
	Independent Power Producers and Energy Traders—2.9%
29,120	Constellation Energy Group, Inc.	$2,985,674
48,150	NRG Energy, Inc.†,*	2,086,821
		5,072,495
	Industrial Conglomerates—4.3%
23,480	Siemens AG, SP ADR	3,694,813
51,780	Textron, Inc.	3,691,914
		7,386,727
	Insurance—3.1%
53,320	AFLAC, Inc.	3,339,432
42,170	AON Corp.	2,011,087
		5,350,519
	Internet and Catalog Retail—1.0%
18,660	Amazon.com, Inc.*	1,728,662
	Internet Software and Services—4.9%
10,490	Google, Inc., Class A*	7,253,625
30,970	VeriSign, Inc.†,*	1,164,782
		8,418,407
	IT Services—2.0%
15,950	Mastercard, Inc., Class A†	3,432,440
	Life Sciences Tools and Services—1.9%
31,920	Thermo Fisher Scientific, Inc.†,*	1,841,145
17,910	Waters Corp.*	1,416,144
		3,257,289
	Machinery—1.7%
32,550	Deere & Co.	3,031,056
	Oil, Gas and Consumable Fuels—7.9%
50,750	CONSOL Energy, Inc.	3,629,640
22,880	Petroleo Brasileiro SA, ADR	2,636,691
27,790	Southwestern Energy Co.*	1,548,459

Shares		Value (Note 1)
	Oil, Gas and Consumable Fuels (Continued)
82,600	Williams Cos., Inc.	$2,955,428
58,279	XTO Energy, Inc.	2,993,197
		13,763,415
	Pharmaceuticals—4.3%
30,560	Allergan, Inc.†	1,963,174
68,790	Merck & Co., Inc.	3,997,387
21,430	Shire PLC, ADR†	1,477,599
		7,438,160
	Road and Rail—0.9%
12,550	Union Pacific Corp.	1,576,531
	Semiconductors and Semiconductor Equipment—5.2%
134,760	Applied Materials, Inc.	2,393,338
244,790	Intel Corp.	6,526,101
		8,919,439
	Software—6.3%
21,470	Electronic Arts, Inc.*	1,254,063
204,820	Microsoft Corp.	7,291,592
20,250	Nintendo Co., Ltd., ADR†	1,503,562
10,600	VMware, Inc., Class A†,*	900,894
		10,950,111
	Specialty Retail—0.8%
21,610	GameStop Corp., Class A*	1,342,197
	Wireless Telecommunication Services—2.7%
15,400	Millicom International Cellular SA*	1,816,276
69,810	Vimpel-Communications, SP ADR	2,904,096
		4,720,372
	TOTAL COMMON STOCKS (Cost $139,755,946)	170,926,881

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—13.1%
$2,527,783	State Street Bank & Trust (Euro Time Deposit)	2.600%	01/02/2008	$2,527,783

Shares
20,135,745	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	20,135,745

TOTAL SHORT-TERM INVESTMENTS (Cost $22,663,528)	22,663,528
TOTAL INVESTMENTS AT MARKET VALUE—111.8% (Cost $162,419,474)	193,590,409
Other Liabilities in Excess of Assets—(11.8)%	(20,451,695)
NET ASSETS—100.0%	$173,138,714

Notes to the Portfolio of Investments:

ADR—American Depositary Receipt

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Turner Core Growth Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

At December 31, 2007, industry sector diversification of the Turner Core Growth Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Information Technology	23.7%
Financials	16.1%
Health Care	12.1%
Industrials	12.0%
Energy	11.1%
Consumer Staples	8.7%
Consumer Discretionary	5.6%
Telecommunication Services	3.7%
Utilities	2.9%
Materials	2.8%
Short-Term Investments	13.1%
Total	111.8%

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS

December 31, 2007

Shares		Value (Note 1)
	COMMON STOCKS—93.6%
	Aerospace & Defense—1.8%
31,450	Goodrich Corp.†	$2,220,684
45,290	Orbital Sciences Corp.†,*	1,110,511
		3,331,195
	Auto Components—1.0%
41,800	Arvinmeritor, Inc.†	490,314
27,300	Autoliv, Inc.†	1,438,983
		1,929,297
	Biotechnology—2.3%
78,000	Alkermes, Inc.†,*	1,216,020
67,700	Cv Therapeutics, Inc.†,*	612,685
60,100	Genomic Health, Inc.†,*	1,360,664
28,900	Nanosphere, Inc.†,*	404,311
41,800	Progenics Pharmaceuticals, Inc.†,*	755,326
		4,349,006
	Building Products—0.4%
24,500	NCI Building Systems, Inc.†,*	705,355
	Capital Markets—2.3%
25,700	Investment Technology Group, Inc.*	1,223,063
53,100	MF Global, Ltd.†,*	1,671,057
28,600	Thomas Weisel Partners Group, Inc.†,*	392,678
30,000	Waddell & Reed Financial, Inc., Class A†	1,082,700
		4,369,498
	Chemicals—2.0%
17,900	Albemarle Corp.†	738,375
16,700	Cabot Corp.†	556,778
99,700	Chemtura Corp.†	777,660
19,000	FMC Corp.†	1,036,450
38,000	Hercules, Inc.†	735,300
		3,844,563
	Commercial Services and Supplies—2.6%
20,300	Avery Dennison Corp.†	1,078,742
24,800	Clean Harbors, Inc.†,*	1,282,160
50,000	Republic Services, Inc.	1,567,500
12,340	Ritchie Bros. Auctioneers, Inc.	1,020,518
		4,948,920

Shares		Value (Note 1)
	Communications Equipment—4.7%
46,800	ADTRAN, Inc.†	$1,000,584
40,490	Anaren, Inc.†,*	667,680
55,414	Arris Group, Inc.†,*	553,031
25,600	Ciena Corp.†,*	873,216
13,300	CommScope, Inc.†,*	654,493
51,600	Foundry Networks, Inc.†,*	904,032
101,500	Harmonic, Inc.*	1,063,720
30,375	JDS Uniphase Corp.†,*	403,987
89,600	OpNext, Inc.†,*	792,960
30,300	Polycom, Inc.*	841,734
183,020	Sonus Networks, Inc.†,*	1,067,007
		8,822,444
	Computers and Peripherals—2.3%
26,042	Avid Technology, Inc.†,*	738,030
33,650	Diebold, Inc.†	975,177
33,600	Intermec, Inc.†,*	682,416
62,100	Western Digital Corp.†,*	1,876,041
		4,271,664
	Construction and Engineering—5.9%
77,420	Chicago Bridge & Iron Co., NV	4,679,265
21,840	Fluor Corp.†	3,182,525
34,480	Jacobs Engineering Group, Inc.*	3,296,633
		11,158,423
	Containers and Packaging—2.8%
182,500	Crown Holdings, Inc.*	4,681,125
50,320	Smurfit-Stone Container Corp.†,*	531,379
		5,212,504
	Diversified Consumer Services—0.9%
46,800	Sotheby's†	1,783,080
	Diversified Financial Services—0.2%
11,800	Portfolio Recovery Associates, Inc.†	468,106
	Diversified Telecommunication Services—0.4%
219,631	Level 3 Communications, Inc.†,*	667,678

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Shares		Value (Note 1)
	Electrical Equipment—2.1%
18,700	AO Smith Corp.†	$655,435
31,400	Belden, Inc.†	1,397,300
17,700	Franklin Electric Co., Inc.†	677,379
15,400	Hubbell, Inc., Class B†	794,640
7,400	Thomas & Betts Corp.†,*	362,896
		3,887,650
	Electronic Equipment and Instruments—3.1%
39,600	Cognex Corp.†	797,940
35,200	DTS, Inc.†,*	900,064
27,000	Itron, Inc.†,*	2,591,190
18,000	Rogers Corp.†,*	780,660
22,770	Trimble Navigation, Ltd.†,*	688,565
		5,758,419
	Energy Equipment and Services—4.1%
14,100	Core Laboratories NV†,*	1,758,552
33,000	Dril-Quip, Inc.*	1,836,780
17,611	ENSCO International, Inc.	1,049,968
15,200	National-Oilwell Varco, Inc.*	1,116,592
34,560	Noble Corp.	1,952,986
		7,714,878
	Health Care Equipment and Supplies—4.8%
37,600	Cooper Cos., Inc. (The)†	1,428,800
50,900	Cyberonics, Inc.†,*	669,844
178,700	Dexcom, Inc.†,*	1,577,921
27,600	Insulet Corp.†,*	648,048
40,400	Merit Medical Systems, Inc.†,*	561,560
177,300	Regeneration Technologies, Inc.*	1,538,964
35,780	STERIS Corp.	1,031,895
57,800	Wright Medical Group, Inc.†,*	1,686,026
		9,143,058
	Health Care Providers and Services—7.0%
36,200	AMN Healthcare Services, Inc.†,*	621,554
54,700	Cross Country Healthcare, Inc.†,*	778,928
26,880	Express Scripts, Inc.*	1,962,240
22,000	Healthextras, Inc.†,*	573,760
24,600	Healthways, Inc.†,*	1,437,624
18,900	Magellan Health Services, Inc.*	881,307

Shares		Value (Note 1)
	Health Care Providers and Services (Continued)
33,450	Matria Healthcare, Inc.†,*	$795,107
119,200	Omnicare, Inc.†	2,718,952
12,500	Patterson Cos., Inc.†,*	424,375
26,600	Pediatrix Medical Group, Inc.†,*	1,812,790
41,700	Providence Service Corp.†,*	1,173,438
		13,180,075
	Health Care Technology—1.0%
72,900	Eclipsys Corp.†,*	1,845,099
	Hotels, Restaurants & Leisure—0.7%
21,200	Cheesecake Factory (The)†,*	502,652
11,200	Panera Bread Co., Class A†,*	401,184
45,800	Triarc Cos., Class B†	401,208
		1,305,044
	Industrial Conglomerates—0.4%
18,100	Carlisle Cos., Inc.†	670,243
	Insurance—0.8%
35,600	Montpelier Re Holdings, Ltd.†	605,556
42,200	OneBeacon Insurance Group, Ltd.†	907,300
		1,512,856
	Internet Software and Services—0.7%
30,300	SAVVIS, Inc.†,*	845,673
27,700	Switch & Data Facilities Co.†,*	443,754
		1,289,427
	IT Services—0.6%
15,100	Global Payments, Inc.	702,452
31,970	Perot Systems Corp., Class A†,*	431,595
		1,134,047
	Life Sciences Tools and Services—6.2%
31,344	Charles River Laboratories International, Inc.†,*	2,062,435
70,600	Helicos BioSciences Corp.†,*	737,064
44,000	ICON Plc, SP ADR†,*	2,721,840
45,100	Illumina, Inc.†,*	2,672,626
8,460	Millipore Corp.†,*	619,103
20,880	Parexel International Corp.†,*	1,008,504

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Shares		Value (Note 1)
	Life Sciences Tools and Services (Continued)
43,900	Pharmaceutical Product Development, Inc.†	$1,772,243
		11,593,815
	Machinery—4.9%
52,100	Albany International Corp., Class A†	1,932,910
25,400	Kadant, Inc.*	753,618
38,300	Kaydon Corp.†	2,088,882
45,300	Navistar International Corp.†,*	2,455,260
8,900	Oshkosh Truck Corp.†	420,614
27,400	Pall Corp.	1,104,768
12,000	Pentair, Inc.†	417,720
		9,173,772
	Marine—1.1%
44,200	Kirby Corp.†,*	2,054,416
	Media—1.1%
45,500	Cinemark Holdings, Inc.†	773,500
167,300	TiVo, Inc.†,*	1,395,282
		2,168,782
	Metals and Mining—2.8%
24,500	Brush Engineered Materials, Inc.†,*	906,990
21,100	Freeport-McMoran Copper & Gold, Inc.	2,161,484
85,300	Hecla Mining Co.†,*	797,555
21,600	RTI International Metals, Inc.*	1,488,888
		5,354,917
	Multiline Retail—0.5%
37,340	Dollar Tree Stores, Inc.*	967,853
	Oil, Gas and Consumable Fuels—1.7%
22,300	Massey Energy Co.	797,225
125,460	Talisman Energy, Inc.	2,323,519
		3,120,744
	Paper and Forest Products—0.6%
40,200	Neenah Paper, Inc.†	1,171,830

Shares		Value (Note 1)
	Pharmaceuticals—0.2%
17,100	Medicis Pharmaceutical Corp., Class A†	$444,087
	Real Estate Investment Trusts (REITs)—0.9%
96,500	Capitalsource, Inc., REIT†	1,697,435
	Road and Rail—1.5%
33,400	Kansas City Southern†,*	1,146,622
37,800	Landstar System, Inc.†	1,593,270
		2,739,892
	Semiconductors and Semiconductor Equipment—12.6%
73,100	Actel Corp.†,*	998,546
59,800	Altera Corp.†	1,155,336
41,400	ATMI, Inc.†,*	1,335,150
16,600	Cabot Microelectronics Corp.†,*	596,106
41,000	Cirrus Logic, Inc.*	216,480
60,700	Cree, Inc.†,*	1,667,429
50,700	Cymer, Inc.†,*	1,973,751
16,150	Cypress Semiconductor Corp.*	581,884
58,100	Entropic Communications, Inc.†,*	422,968
52,800	Fairchild Semiconductor International, Inc.*	761,904
73,220	Integrated Device Technology, Inc.*	828,118
22,000	International Rectifier Corp.*	747,340
65,200	Maxim Integrated Products, Inc.†	1,726,496
23,000	MEMC Electronic Materials, Inc.*	2,035,270
61,600	Microsemi Corp.†,*	1,363,824
304,500	Mindspeed Technologies, Inc.†,*	371,490
56,040	National Semiconductor Corp.†	1,268,746
43,500	Netlogic Microsystems, Inc.†,*	1,400,700
162,000	PMC-Sierra, Inc.†,*	1,059,480
31,300	Silicon Laboratories, Inc.†,*	1,171,559
17,400	SiRF Technology Holdings, Inc.†,*	437,262
196,470	Skyworks Solutions, Inc.†,*	1,669,995
		23,789,834
	Software—2.9%
92,500	Amdocs, Ltd.*	3,188,475
63,900	Macrovision Corp.†,*	1,171,287
33,700	Manhattan Associates, Inc.*	888,332
21,000	Sonic Solutions, Inc.†,*	218,190
		5,466,284

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Shares		Value (Note 1)
	Specialty Retail—0.5%
49,000	CarMax, Inc.†,*	$967,750
	Textiles, Apparel and Luxury Goods—0.1%
25,400	Quiksilver, Inc.†,*	217,932
	Trading Companies and Distributors—0.5%
26,300	Watsco, Inc.†	966,788

Shares		Value (Note 1)
	Wireless Telecommunication Services—0.6%
22,700	NII Holdings, Inc., Class B†,*	$1,096,864
	TOTAL COMMON STOCKS (Cost $127,423,150)	176,295,524

Expiration Date
RIGHTS—0.0%
9,800	Veritas Software Corp., Rights, 01/12/2005* (Cost $0)	N/A	0

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—35.4%
$12,579,082	State Street Bank & Trust (Euro Time Deposit)	2.600%	01/02/2008	$12,579,082

Shares
54,120,048	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	54,120,048

TOTAL SHORT-TERM INVESTMENTS (Cost $66,699,130)	66,699,130
TOTAL INVESTMENTS AT MARKET VALUE—129.0% (Cost $194,122,280)	242,994,654
Other Liabilities in Excess of Assets—(29.0)%	(54,595,095)
NET ASSETS—100.0%	$188,399,559

Notes to the Portfolio of Investments:

REIT—Real Estate Investment Trust

SP ADR—Sponsored American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Frontier Capital Appreciation Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

At December 31, 2007, industry sector diversification of the Frontier Capital Appreciation Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Information Technology	26.8%
Health Care	21.5%
Industrials	21.0%
Materials	8.3%
Energy	5.8%
Consumer Discretionary	5.0%
Financials	4.3%
Telecommunication Services	0.9%
Short-Term Investments	35.4%
Total	129.0%

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS

December 31, 2007

Shares		Value (Note 1)
	COMMON STOCKS—93.0%
	Aerospace & Defense—11.8%
17,310	Boeing Co.	$1,513,932
14,520	General Dynamics Corp.	1,292,135
27,200	Lockheed Martin Corp.	2,863,072
9,890	Northrop Grumman Corp.	777,750
49,530	Raytheon Co.†	3,006,471
		9,453,360
	Biotechnology—10.1%
58,730	Amgen, Inc.†,*	2,727,421
51,835	Biogen Idec, Inc.†,*	2,950,448
31,760	Genzyme Corp.*	2,364,215
		8,042,084
	Building Products—2.1%
35,550	Trane, Inc.	1,660,541
	Capital Markets—1.9%
22,480	Lehman Brothers Holdings, Inc.†	1,471,091
	Chemicals—2.0%
17,980	EI Du Pont de Nemours & Co.	792,738
9,260	Praxair, Inc.†	821,455
		1,614,193
	Commercial Banks—2.8%
45,380	U.S. Bancorp†	1,440,361
25,740	Wells Fargo & Co.	777,091
		2,217,452
	Communications Equipment—3.4%
99,960	Cisco Systems, Inc.*	2,705,917
	Computers and Peripherals—2.6%
25,450	Hewlett-Packard Co.	1,284,716
7,190	International Business Machines Corp.†	777,239
		2,061,955
	Diversified Financial Services—2.7%
20,340	Bank of America Corp.†	839,228
30,830	JPMorgan Chase & Co.†	1,345,730
		2,184,958

Shares		Value (Note 1)
	Diversified Telecommunication Services—2.3%
44,240	AT&T, Inc.	$1,838,614
	Electronic Equipment and Instruments—1.4%
30,850	Agilent Technologies, Inc.†,*	1,133,429
	Energy Equipment and Services—7.3%
69,690	Halliburton Co.†	2,641,948
22,310	National-Oilwell Varco, Inc.*	1,638,893
11,061	Transocean, Inc.	1,583,347
		5,864,188
	Health Care Equipment and Supplies—3.8%
52,630	Baxter International, Inc.	3,055,171
	Health Care Providers and Services—3.1%
13,470	Aetna, Inc.	777,623
29,100	UnitedHealth Group, Inc.	1,693,620
		2,471,243
	Household Products—1.9%
11,430	Clorox Co.†	744,893
11,270	Kimberly-Clark Corp.	781,462
		1,526,355
	Machinery—1.2%
10,380	Deere & Co.†	966,586
	Media—5.3%
103,040	DIRECTV Group, Inc. (The)*	2,382,285
15,610	Liberty Media Corp.—Capital, Series A†,*	1,818,409
		4,200,694
	Metals and Mining—1.3%
10,100	Freeport-McMoran Copper & Gold, Inc.	1,034,644
	Multiline Retail—2.0%
61,710	Macy's, Inc.†	1,596,438

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

Shares		Value (Note 1)
	Oil, Gas and Consumable Fuels—7.6%
17,340	Chevron Corp.	$1,618,342
31,470	Devon Energy Corp.†	2,797,998
18,860	EOG Resources, Inc.†	1,683,255
		6,099,595
	Pharmaceuticals—4.9%
29,510	Abbott Laboratories†	1,656,986
33,790	Johnson & Johnson	2,253,793
		3,910,779
	Semiconductors and Semiconductor Equipment—4.0%
60,800	Intel Corp.†	1,620,928
16,340	KLA-Tencor Corp.†	786,934
23,860	Texas Instruments, Inc.	796,924
		3,204,786

Shares		Value (Note 1)
	Specialty Retail—2.0%
30,120	Best Buy Co., Inc.†	$1,585,818
	Tobacco—3.0%
31,800	Altria Group, Inc.†	2,403,444
	Wireless Telecommunication Services—2.5%
16,580	America Movil SAB de C.V., Series L, ADR	1,017,846
44,220	China Unicom, Ltd., ADR†	990,528
		2,008,374
	TOTAL COMMON STOCKS (Cost $70,245,931)	74,311,709

Par Amount		Yield	Maturity	Value (Note 1)
	SHORT-TERM INVESTMENTS—34.5%
$5,126,187	State Street Bank & Trust (Euro Time Deposit)	2.600%	01/02/2008	$5,126,187

Shares
22,418,323	State Street Navigator Securities Lending Prime Portfolio (Money Market)††	22,418,323

TOTAL SHORT-TERM INVESTMENTS (Cost $27,544,510)	27,544,510
TOTAL INVESTMENTS AT MARKET VALUE—127.5% (Cost $97,790,441)	101,856,219
Other Liabilities in Excess of Assets—(27.5)%	(21,951,395)
NET ASSETS—100.0%	$79,904,824

Notes to the Portfolio of Investments:

ADR—American Depositary Receipt

†  Denotes all or a portion of security on loan (Note 1).

*  Non-income producing security

††  Represents collateral received from securities lending transactions.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of these financial statements.

Business Opportunity Value Fund

SCHEDULE OF INVESTMENTS (Continued)

December 31, 2007

At December 31, 2007, industry sector diversification of the Business Opportunity Value Fund's investments as a percentage of net assets was as follows:

(Unaudited) Summary of Sector Classifications	Percentage of Net Assets
Health Care	21.9%
Industrials	15.1%
Energy	15.0%
Information Technology	11.4%
Consumer Discretionary	9.2%
Financials	7.4%
Consumer Staples	4.9%
Telecommunication Services	4.8%
Materials	3.3%
Short-Term Investments	34.5%
Total	127.5%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2007

	Brandes International Equity Fund	Turner Core Growth Fund	Frontier Capital Appreciation Fund	Business Opportunity Value Fund
Assets:
Investments, at value (Note 1)*/**—see accompanying Portfolio of Investments	$607,723,418	$193,590,409	$242,994,654	$101,856,219
Cash denominated in foreign currencies***	1,201,211	—	—	—
Receivable from:
Securities sold	—	773,124	—	—
Capital stock subscriptions	1,409,411	436,016	280,338	550,804
Dividends and interest	856,563	156,890	88,329	101,319
Total assets	611,190,603	194,956,439	243,363,321	102,508,342
Liabilities:
Payable for:
Securities purchased	1,201,211	1,344,548	122,000	—
Capital stock redemptions	181,039	76,565	217,761	547
Investment Adviser, net (Note 2)	942,998	189,278	429,681	127,108
Payable upon return of securities loaned (Note 1)	58,989,853	20,135,745	54,120,048	22,418,323
Accrued expenses and other liabilities	214,726	71,589	74,272	57,540
Total liabilities	61,529,827	21,817,725	54,963,762	22,603,518
Net assets	$549,660,776	$173,138,714	$188,399,559	$79,904,824
Net assets consist of:
Paid-in capital	$482,615,970	$138,248,672	$138,088,329	$73,833,617
Undistributed net investment income	1,389	28,375	—	38,404
Accumulated net realized gain on investments, foreign currency transactions and net other assets	10,920,676	3,690,784	1,438,612	1,967,025
Net unrealized appreciation on investments, foreign currency transactions and net other assets	56,122,741	31,170,883	48,872,618	4,065,778
Net assets	$549,660,776	$173,138,714	$188,399,559	$79,904,824
Shares outstanding	29,790,653	8,871,222	7,615,057	6,596,836
Net asset value, offering price and redemption price per share	$18.45	$19.52	$24.74	$12.11
* Cost of investments	$551,597,994	$162,419,474	$194,122,280	$97,790,441
** Includes securities on loan with market values of	$56,650,519	$19,804,678	$52,484,314	$21,759,889
*** Cost of cash denominated in foreign currencies	$1,202,599	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2007

	Brandes International Equity Fund	Turner Core Growth Fund	Frontier Capital Appreciation Fund	Business Opportunity Value Fund
Investment income:
Interest*	$864,941	$165,504	$533,478	$146,914
Dividends**	13,968,019	1,401,832	843,333	1,071,813
Total investment income	14,832,960	1,567,336	1,376,811	1,218,727
Expenses:
Investment Advisory fee (Note 2)	3,642,030	666,659	1,686,431	483,099
Custody, fund accounting, transfer agent and administration fees	812,114	158,858	176,972	112,542
Professional fees	91,831	44,527	49,706	38,287
Shareholder reporting	51,542	20,003	23,735	13,714
Directors' fees and expenses	80,399	21,660	28,217	11,741
Other	52,779	18,685	21,873	8,606
Total expenses	4,730,695	930,392	1,986,934	667,989
Net investment income (loss)	10,102,265	636,944	(610,123)	550,738
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	74,774,925	13,917,214	18,380,891	7,010,361
Foreign currency transactions	(31,749)	41	42	7
Net realized gain	74,743,176	13,917,255	18,380,933	7,010,368
Net change in unrealized appreciation (depreciation) on:
Investments	(45,574,437)	15,751,999	3,209,624	(3,777,062)
Foreign currency and net other assets	(18,844)	(52)	244	—
Net change in unrealized appreciation (depreciation)	(45,593,281)	15,751,947	3,209,868	(3,777,062)
Net realized and unrealized gain	29,149,895	29,669,202	21,590,801	3,233,306
Net increase in net assets resulting from operations	$39,252,160	$30,306,146	$20,980,678	$3,784,044
* Including net securities lending income of:	$406,971	$94,579	$197,229	$23,080
** Net of foreign taxes withheld of:	$1,313,447	$22,955	$7,846	$8,393

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Turner Core Growth Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from:
Operations:
Net investment income	$10,102,265	$5,982,166	$636,944	$852,856
Net realized gain on investments and foreign currency transactions	74,743,176	38,080,022	13,917,255	13,416,118
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets	(45,593,281)	52,417,980	15,751,947	(3,991,978)
Net increase in net assets resulting from operations	39,252,160	96,480,168	30,306,146	10,276,996
Distributions to shareholders:
From net investment income	(11,122,472)	(6,140,804)	(610,418)	(759,284)
From net realized capital gains	(74,298,220)	(36,139,795)	(12,068,398)	(4,988,270)
Total distributions to shareholders	(85,420,692)	(42,280,599)	(12,678,816)	(5,747,554)
Fund share transactions (Note 4):
Proceeds from shares sold	93,616,039	120,232,626	36,292,870	30,934,057
Net asset value of shares issued on reinvestment of distributions	85,420,692	42,280,599	12,678,816	5,747,554
Cost of shares repurchased	(77,601,662)	(46,260,817)	(25,506,278)	(51,333,719)
Net increase (decrease) in net assets resulting from Fund share transactions	101,435,069	116,252,408	23,465,408	(14,652,108)
Total change in net assets	55,266,537	170,451,977	41,092,738	(10,122,666)
Net assets:
Beginning of year	494,394,239	323,942,262	132,045,976	142,168,642
End of year*	$549,660,776	$494,394,239	$173,138,714	$132,045,976
* Including undistributed net investment income (distributions in excess of net investment income) of:	$1,389	$(56,139)	$28,375	$8,008

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Frontier Capital Appreciation Fund		Business Opportunity Value Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Increase (decrease) in net assets from:
Operations:
Net investment income (loss)	$(610,123)	$(193,090)	$550,738	$335,217
Net realized gain on investments and foreign currency transactions	18,380,933	15,688,948	7,010,368	3,775,977
Net change in unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets	3,209,868	8,661,785	(3,777,062)	4,131,468
Net increase in net assets resulting from operations	20,980,678	24,157,643	3,784,044	8,242,662
Distributions to shareholders:
From net investment income	—	—	(515,322)	(330,299)
From net realized capital gains	(16,927,795)	(15,777,892)	(6,316,981)	(5,134,053)
Total distributions to shareholders	(16,927,795)	(15,777,892)	(6,832,303)	(5,464,352)
Fund share transactions (Note 4):
Proceeds from shares sold	61,295,714	41,882,346	17,447,498	18,108,790
Net asset value of shares issued on reinvestment of distributions	16,927,795	15,777,892	6,832,303	5,464,352
Cost of shares repurchased	(68,998,926)	(38,270,270)	(14,068,585)	(6,049,170)
Net increase in net assets resulting from Fund share transactions	9,224,583	19,389,968	10,211,216	17,523,972
Total change in net assets	13,277,466	27,769,719	7,162,957	20,302,282
Net assets:
Beginning of year	175,122,093	147,352,374	72,741,867	52,439,585
End of year*	$188,399,559	$175,122,093	$79,904,824	$72,741,867
* Including undistributed net investment income of:	$—	$1	$38,404	$3,668

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Brandes International Equity Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value, beginning of year	$20.15	$17.52	$17.00	$14.56	$9.97
Income from investment operations:
Net investment income	0.41	0.26	0.24	0.19	0.12
Net realized and unrealized gain on investments	1.21	4.32	1.52	3.30	4.60
Total from investment operations	1.62	4.58	1.76	3.49	4.72
Less distributions to shareholders:
From net investment income	(0.43)	(0.27)	(0.25)	(0.18)	(0.13)
From net realized capital gains	(2.89)	(1.68)	(0.99)	(0.87)	—
Total distributions	(3.32)	(1.95)	(1.24)	(1.05)	(0.13)
Net asset value, end of year	$18.45	$20.15	$17.52	$17.00	$14.56
Total Return	8.01%	26.78%	10.55%	24.00%	47.43%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$549,661	$494,394	$323,942	$274,756	$186,238
Net expenses to average daily net assets	0.87%	0.88%	0.92%	0.92%	0.97%
Net investment income to average daily net assets	1.86%	1.52%	1.42%	1.40%	1.15%
Portfolio turnover rate	32%	22%	27%	27%	26%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Turner Core Growth Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value, beginning of year	$17.22	$16.60	$14.63	$13.19	$9.82
Income from investment operations:
Net investment income	0.08	0.12 *	0.06	0.04	0.03
Net realized and unrealized gain on investments	3.75	1.30	1.98	1.44	3.37
Total from investment operations	3.83	1.42	2.04	1.48	3.40
Less distributions to shareholders:
From net investment income	(0.07)	(0.11)	(0.07)	(0.04)	(0.03)
From net realized capital gains	(1.46)	(0.69)	—	—	—
Total distributions	(1.53)	(0.80)	(0.07)	(0.04)	(0.03)
Net asset value, end of year	$19.52	$17.22	$16.60	$14.63	$13.19
Total Return	22.43%	8.52%	13.92%	11.19%	34.58%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$173,139	$132,046	$142,169	$117,570	$96,241
Net expenses to average daily net assets	0.63%	0.65%	0.68%	0.66%	0.70%
Net investment income to average daily net assets	0.43%	0.61%	0.45%	0.28%	0.25%
Portfolio turnover rate	137%	138%	149%	158%	168%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average net assets would have been:
Expenses	N/A	N/A	N/A	N/A	0.72%
Net investment income	N/A	N/A	N/A	N/A	0.23%

*  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.03 per share.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Frontier Capital Appreciation Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value, beginning of year	$24.26	$22.95	$21.56	$19.72	$12.65
Income from investment operations:
Net investment income	(0.09)	(0.03)*	(0.12)	(0.09)	(0.09)
Net realized and unrealized gain on investments	3.01	3.77	3.39	1.93	7.16
Total from investment operations	2.92	3.74	3.27	1.84	7.07
Less distributions to shareholders:
From net realized capital gains	(2.44)	(2.43)	(1.88)	—	—
Total distributions	(2.44)	(2.43)	(1.88)	—	—
Net asset value, end of year	$24.74	$24.26	$22.95	$21.56	$19.72
Total Return	11.96%	16.30%	15.13%	9.33%	55.89%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$188,400	$175,122	$147,352	$170,092	$136,225
Net expenses to average daily net assets	1.06%	1.08%	1.11%	1.09%	1.11%
Net investment loss to average daily net assets	(0.33)%	(0.12)%	(0.55)%	(0.49)%	(0.63)%
Portfolio turnover rate	35%	30%	29%	44%	39%

*  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

	Business Opportunity Value Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net asset value, beginning of year	$12.55	$12.06	$12.23	$10.09	$7.83
Income from investment operations:
Net investment income	0.10	0.06	0.08	0.06	0.06
Net realized and unrealized gain on investments	0.59	1.51	0.87	2.22	2.26
Total from investment operations	0.69	1.57	0.95	2.28	2.32
Less distributions to shareholders:
From net investment income	(0.08)	(0.06)	(0.08)	(0.06)	(0.06)
From net realized capital gains	(1.05)	(1.02)	(1.04)	(0.08)	—
Total distributions	(1.13)	(1.08)	(1.12)	(0.14)	(0.06)
Net asset value, end of year	$12.11	$12.55	$12.06	$12.23	$10.09
Total Return	5.44%	13.89%	7.81%	22.60%	29.65%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$79,905	$72,742	$52,440	$36,684	$19,182
Net expenses to average daily net assets	0.87%	0.89%	0.90%	0.90%	0.90%
Net investment income to average daily net assets	0.72%	0.56%	0.57%	0.78%	0.81%
Portfolio turnover rate	149%	96%	111%	85%	67%
Without the reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average net assets would have been:
Expenses	N/A	0.94%	1.01%	1.27%	1.53%
Net investment income	N/A	0.51%	0.68%	0.41%	0.18%

The accompanying notes are an integral part of these financial statements.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

M Fund, Inc. (the "Company") was incorporated in Maryland on August 11, 1995 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. As of December 31, 2007, the Company consisted of four separate diversified investment portfolios: Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund (each singularly a "Fund" or collectively the "Funds"), each of which is, in effect, a separate mutual fund.

The Company offers shares of the Funds to separate accounts of certain insurance companies as the underlying funding vehicle for certain variable annuity and variable life insurance policies offered by members of M Financial Holding Incorporated ("M Financial Group") issued by certain life insurance companies affiliated with M Financial Group. Shares of the Funds may also be sold to qualified pension and retirement plans. At December 31, 2007, shares of the Funds were offered to separate accounts funding variable annuity and variable life contracts issued by John Hancock Variable life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING—Security Life of Denver, Lincoln National Life, New York Life and Annuity Corp., SunLife Insurance Co. and Nationwide Financial Services, Inc.

Brandes International Equity Fund's investment objective is long-term capital appreciation with a strategy of investing principally in equity securities of foreign issuers, focusing on stocks with capitalizations of $1 billion or more. Turner Core Growth Fund seeks long-term capital appreciation with a strategy of investing in common stocks of mainly U.S. companies that are believed to have strong earnings growth potential. Frontier Capital Appreciation Fund seeks maximum capital appreciation with a strategy of investing in common stocks of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalization of those companies found in the Russell 2500 Index. Business Opportunity Value Fund seeks long-term capital appreciation, with a strategy of investing primarily in equity securities of U.S. issuers in the large-to-medium capitalization segment of the U.S. stock market.

1.  Significant Accounting Policies

The following is a summary of significant accounting policies for the Funds. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies and are consistently followed by the Funds in the preparation of the financial statements.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation

Equity securities and other similar investments traded on a recognized U.S. securities exchange are valued at the last sale price on the exchange on which the securities are traded. If no sale occurs, equity securities traded on a U.S. exchange are valued at the mean between the closing bid and closing asked price. Equity securities and other similar investments traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If no sale occurs, equity securities traded on

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

NASDAQ are valued at the mean between the closing bid and closing asked price. Equity securities and other similar investments traded on a foreign exchange are generally valued according to the latest closing values on that exchange prior to the close of the New York Stock Exchange. Equity securities traded on a foreign exchange for which no sale occurs are valued at the official bid price. Unlisted equity securities for which market quotations are readily available are valued at the last sale price or, if no sale occurs, at the mean between the last bid and last asked price. Debt securities and other fixed-income investments of the Funds with a remaining maturity of sixty-one days or more will be valued at prices supplied by independent pricing agents approved by the Company's Board of Directors. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. Securities for which there are no readily available market quotations or whose market value does not, in the Pricing Committee's opinion, reflect fair value, are valued at fair value using methods determined in good faith by the Pricing Committee of the Company's Board of Directors, including, without limitation: fundamental analytical data relating to the investment in the portfolio security; financial statements of the issuer; cost at date of purchase; size of holding; special reports prepared by analysts; information as to any transactions or offers with respect to the portfolio security or asset; existence of merger proposals or tender offers affecting the portfolio security; and price and extent of public trading in similar securities of the issuer or compatible companies; significant fluctuations in domestic or foreign stock or bond markets or other significant changes affecting U.S. or foreign markets and other relevant matters.

Securities Transactions, Investment Income and Expenses

Securities transactions are recorded as of the trade date. Realized gains or losses from securities sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discount earned less premiums amortized. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Investment income is recorded net of foreign taxes withheld where the recovery of such taxes is uncertain. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Most expenses of the Company can be directly attributed to a Fund. Expenses that cannot be directly attributed are apportioned among Funds by the Company.

Dividends and Distributions to Shareholders

Each Fund declares and pays dividends from net investment income, if any, and distributes net short-term capital gains, if any, on an annual basis. Each Fund also distributes, at least annually, substantially all of the long-term capital gains in excess of available capital losses, if any, which it realizes for each taxable year. Distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, including the deferral of wash sales and the deferral of net realized

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

capital losses recognized subsequent to October. Permanent differences relating to shareholder distributions will result in differing characterization of distributions made by each Fund and reclassifications to paid-in capital.

Security Lending

The Funds have a securities lending program whereby each Fund may loan its portfolio securities in an amount up to 33 1/3% of its total assets. The Funds receive cash (US Currency), US Government or US Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent in short-term investments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. All collateral received will be in an amount at least equal to 102% (for loans of US securities) or 105% (for loans of non-US securities) of the market value of the loaned securities at the inceptions of each loan. The market value of the loaned securities is determined each day at the close of business of the Funds and any additional collateral is delivered to the Fund the next day.

The collateral received is recorded on a lending Fund's statement of assets and liabilities, along with the related obligation to return the collateral. Should the borrower of the securities fail financially, there is a risk of delay in the recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers that are deemed to be of good financial standing. Any dividends or interest payable by the issuers of the loaned portfolio securities, during the time that the securities are on loan, are paid to the borrowers of those securities. Dividend or interest payments that are made to borrowers of the loaned securities are reimbursed by the borrowers to the Funds. Such reimbursement amounts do not comprise qualified dividend income under the United States Internal Revenue Code.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers, is the source of the Fund's securities lending income, which is divided between the Fund and custodian, as the securities lending agent.

At December 31, 2007, the value of the securities on loan and the value of the related collateral were as follows:

	Market Value of Loaned Securities	Market Value of Collateral
Brandes International Equity Fund	$56,650,519	$58,989,853
Turner Core Growth Fund	19,804,678	20,135,745
Frontier Capital Appreciation Fund	52,484,314	54,120,048
Business Opportunity Value Fund	21,759,889	22,418,323

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no provision for federal income or excise tax is necessary.

The Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes ("FIN No. 48"), on June 29, 2007. The adoption of FIN No. 48 did not have a material

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

1.  Significant Accounting Policies (Continued)

effect on the net asset values, financial conditions, or results of operations of the Funds as there were no liabilities for unrecognized tax benefits and no changes to the beginning net asset values of the Funds. As of and during the year ended December 31, 2007, the Company did not have a liability for any unrecognized tax benefits.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended December 31, 2007 the Funds did not incur any interest or penalties. The Company is subject to examination by U.S. federal, state, and foreign tax authorities for returns filed after 2004, 2005, and 2006.

2.  Advisory Fee and Other Transactions with Affiliates

The Company has entered into an investment advisory agreement (the "Advisory Agreement") with the M Financial Investment Advisers, Inc. (the "Adviser"). The Advisory Agreement provides for the Funds to pay the Adviser a fee at an annual rate of the value of each Fund's average daily net assets as follows:

Fund	Total Advisory Fees
Brandes International Equity Fund	1.10% of the 1st $10 million

0.95% of the next $10 million

0.75% of the next $30 million

0.65% on amounts above $50 million

Turner Core Growth Fund	0.45%

Frontier Capital Appreciation Fund	0.90%

Business Opportunity Value Fund	0.65% of the first $50 million

0.60% of the next $50 million

0.55% of the next $100 million

0.50% on amounts above $200 million

The Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. This agreement is effective through April 30, 2008.

The Adviser has engaged Brandes Investment Partners, L.P., Turner Investment Partners, Inc., Frontier Capital Management Company, LLC and Iridian Asset Management LLC to act as sub-advisers to provide day-to-day portfolio management for Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund, respectively.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

2.  Advisory Fee and Other Transactions with Affiliates (Continued)

As compensation for their services, each sub-adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Total Sub-Advisory Fees
Brandes International Equity Fund	0.95% on the first $10 million

0.80% on the next $10 million

0.60% on the next $30 million

0.50% on the amounts above $50 million

Turner Core Growth Fund	0.30%

Frontier Capital Appreciation Fund	0.75%

Business Opportunity Value Fund	0.50% on the first $50 million

0.45% on the next $50 million

0.40% on the next $100 million

0.35% on the amounts above $200 million

M Holdings Securities, Inc. acts as distributor (the "Distributor") for each of the Funds. The Distributor is a wholly-owned subsidiary of M Financial Group. No fees are due the Distributor for its services.

No officer, director or employee of the Adviser, or sub-advisers, other than the Adviser's Chief Compliance Officer, receives any compensation from the Company for serving as an officer, director or employee of the Company. The Company paid each non-interested Director $20,000 per annum plus $1,500 per meeting attended with an additional $1,500 per audit committee meeting attended. The Chairman and Audit Committee Chair receive an additional $10,000 annually.

3.  Purchases and Sales of Securities

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the year ended December 31, 2007, were as follows:

	Non-U.S. Government Securities
	Purchases	Sales
Brandes International Equity Fund	$217,908,133	$171,414,955
Turner Core Growth Fund	214,560,904	201,824,277
Frontier Capital Appreciation Fund	62,427,105	67,577,022
Business Opportunity Value Fund	114,542,496	107,971,665

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

4.  Common Stock

The Company is authorized to issue 400,000,000 shares of common stock with a $0.001 par value. At December 31, 2007, authorized shares were allocated to each Fund as follows:

Portfolio	Authorized Shares
Brandes International Equity Fund	100,000,000
Turner Core Growth Fund	100,000,000
Frontier Capital Appreciation Fund	100,000,000
Business Opportunity Value Fund	100,000,000

Changes in the capital shares outstanding were as follows:

	Brandes International Equity Fund		Turner Core Growth Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	4,491,295	6,294,105	1,940,563	1,804,393
Shares repurchased	(3,764,716)	(2,414,176)	(1,388,542)	(3,033,895)
Distributions reinvested	4,530,740	2,164,515	652,670	331,271
Net increase	5,257,319	6,044,444	1,204,691	(898,231)
Fund Shares:
Beginning of period	24,533,334	18,488,890	7,666,531	8,564,762
End of period	29,790,653	24,533,334	8,871,222	7,666,531
	Frontier Capital Appreciation Fund		Business Opportunity Value Fund
	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2007	Year Ended December 31, 2006
Shares sold	2,354,526	1,677,599	1,346,715	1,480,177
Shares repurchased	(2,633,372)	(1,528,949)	(1,095,326)	(497,100)
Distributions reinvested	676,471	647,086	549,227	464,956
Net increase	397,625	795,736	800,616	1,448,033
Fund Shares:
Beginning of period	7,217,432	6,421,696	5,796,220	4,348,187
End of period	7,615,057	7,217,432	6,596,836	5,796,220

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments

Brandes International Equity Fund regularly trades financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to market risks, such as forward foreign currency exchange rates. These financial instruments are limited to forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investments the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Foreign Currency and Foreign Investments

The Brandes International Equity Fund may invest in non-U.S. dollar denominated securities or in the securities of foreign issuers. The Business Opportunity Value Fund, the Frontier Capital Appreciation Fund, and the Turner Core Growth Fund may invest in securities of foreign issuers that are listed on United States exchanges or are represented by American Depository Receipts ("ADRs"). Foreign currencies, investments and other assets and liabilities of the Funds are translated into U.S. dollars at the exchange rates available at twelve noon Eastern Time. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions. Net realized foreign currency gains and losses result from changes in exchange rates, including foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gains and losses on investment transactions. The Brandes International Equity Fund does not isolate that portion of the results for changes in foreign currency exchange rates from the fluctuations arising from changes in market prices of securities held at period end.

Investments in non-U.S. dollar denominated securities or in the securities of foreign issuers may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). In addition, clearance and settlement procedures for such securities may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the Funds, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

5.  Financial Instruments (Continued)

Forward Foreign Currency Contracts

Brandes International Equity Fund may enter into forward foreign currency exchange contracts for the purpose of hedging foreign currency exposure of underlying investments. Turner Core Growth Fund, Frontier Capital Appreciation Fund and Business Opportunity Value Fund can not invest in these types of transactions. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. At the maturity of a forward contract the Brandes International Equity Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Brandes International Equity Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date.

While the Brandes International Equity Fund may benefit from forward foreign currency contracts, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Brandes International Equity Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent it from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Brandes International Equity Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Brandes International Equity Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Sub-Adviser.

6.  Investments in Foreign Markets

At December 31, 2007, a portion of Brandes International Equity Fund's net assets consisted of securities denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Foreign securities may be subject to greater price volatility, limited and less reliable investor information for certain local tax law considerations, limited regulations of foreign securities markets, and higher rates of inflation than securities of companies based in the United States.

7.  Beneficial Interest

Shares of the Funds are owned by insurance companies as depositors of separate accounts that are used primarily to fund variable annuity contracts and variable life insurance contracts. As of December 31, 2007, John Hancock Variable Life Insurance Co., Pacific Life Insurance Co., Pruco Life Insurance Co. of Arizona, ING-Security Life of

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

7.  Beneficial Interest (Continued)

Denver, Lincoln National Life Insurance Co., New York Life and Annuity Corp., SunLife Insurance Co. and Nationwide Financial Services, Inc. through their separate accounts, the separate accounts of insurance company subsidiaries, as well as M Financial Holdings Incorporated and M Life Insurance Co. through direct ownership of seed money and general investment shares, owned all shares of the Funds. John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds.

At December 31, 2007 the ownership of each Fund was as follows:

	Percentage of Ownership
	M Financial Holdings, Inc.	M Life Insurance Co.	John Hancock Variable Life Insurance Co.	Pacific Life Insurance Co.		ING-Security Life of Denver
Brandes International Equity Fund	—%	1.3%	38.6%	47.8%		—%
Turner Core Growth Fund	3.7%	3.4%	52.3%	35.3%		—%
Frontier Capital Appreciation Fund	—%	2.5%	44.2%	43.9%		6.2%
Business Opportunity Value Fund	4.9%	5.1%	34.7%	45.8%		5.2%
	Percentage of Ownership
	Pruco Life Insurance Co. Of Arizona	Lincoln National Life Insurance Co.	New York Life and Annuity Corp.	SunLife Insurance Co.		Nationwide Financial Services, Inc.
Brandes International Equity Fund	10.6%	1.3%	0.4%	—	%(1)	—	%(1)
Turner Core Growth Fund	2.9%	1.8%	0.6%	—	%(1)	—%
Frontier Capital Appreciation Fund	1.2%	1.7%	0.3%	—	%(1)	—	%(1)
Business Opportunity Value Fund	1.1%	1.9%	1.3%	—	%(1)	—%

  (1)    Amount rounds to less than 0.01.

8.  Tax Information

At December 31, 2007, aggregated gross unrealized appreciation for investment securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for investment securities in which there is an excess of tax cost over value were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Tax Basis Net Unrealized Appreciation/ Depreciation
Brandes International Equity Fund	$551,598,045	$93,131,256	$(37,005,883)	$56,125,373
Turner Core Growth Fund	162,603,269	31,921,859	(934,719)	30,987,140
Frontier Capital Appreciation Fund	194,643,016	58,307,388	(9,955,750)	48,351,638
Business Opportunity Value Fund	98,457,831	5,539,739	(2,141,351)	3,398,388

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Tax Information (Continued)

The tax character of distributions paid during 2007 and 2006 were as follows:

	Year ended December 31, 2007 Amount	Year ended December 31, 2006 Amount
Brandes International Equity Fund
Distributions paid from:
Ordinary Income	$17,002,589	$11,690,359
Long-Term Capital Gain	$68,418,103	$30,590,240
Total Distributions	$85,420,692	$42,280,599
Turner Core Growth Fund
Distributions paid from:
Ordinary Income	$3,087,367	$759,284
Long-Term Capital Gain	$9,591,449	$4,988,270
Total Distributions	$12,678,816	$5,747,554
Frontier Capital Appreciation Fund
Distributions paid from:
Ordinary Income	$—	$—
Long-Term Capital Gain	$16,927,795	$15,777,892
Total Distributions	$16,927,795	$15,777,892
Business Opportunity Value Fund
Distributions paid from:
Ordinary Income	$1,390,671	$2,547,008
Long-Term Capital Gain	$5,441,632	$2,917,344
Total Distributions	$6,832,303	$5,464,352

At December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation/ Depreciation	Total Distributable Earnings
Brandes International Equity Fund	$2,308,716	$8,612,012	$56,124,078	$67,044,806
Turner Core Growth Fund	1,221,063	2,681,891	30,987,088	34,890,042
Frontier Capital Appreciation Fund	—	1,959,348	48,351,882	50,311,230
Business Opportunity Value Fund	38,404	2,634,415	3,398,388	6,071,207

Dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are considered either temporary or permanent in

M Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (Continued)

8.  Tax Information (Continued)

nature. To the extent these differences are permanent in nature such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassification.

During the year ended December 31, 2007, the Funds reclassified for book purposes, amounts arising from permanent book/tax difference primarily relating to realized foreign currency gains and losses, net operating loss, investments in real estate investment trusts and wash sales.

Permanent differences incurred during the year ended December 31, 2007, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed (Accumulated) Net Realized Gain (Loss)	Paid-in Capital
Brandes International Equity Fund	1,077,735	(1,077,735)	—
Turner Core Growth Fund	(6,159)	6,159	—
Frontier Capital Appreciation Fund	610,122	(66,193)	(543,929)
Business Opportunity Value Fund	(680)	680	—

9.  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007 and will be disclosed accordingly in the future financial reports.

10.  Disclosure of Certain Commitments and Contingencies

In the normal course of business, the Company may enter into contracts and agreements that contain a variety of representations and warranties that provide general indemnifications. The maximum exposure to the Company under these arrangements is unknown, as it involves future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company believes that the risk of loss is remote.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of M Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brandes International Equity Fund, Turner Core Growth Fund, Frontier Capital Appreciation Fund, and Business Opportunity Value Fund (constituting M Fund, Inc., hereafter referred to as the "Funds"), at December 31, 2007, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2008

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited)

Director's and Officer's Tables

Interested Director:*

Name, Address and Age	Position Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Peter W. Mullin(1) Mullin Consulting, Inc. 2029 Century Park East, 37th Floor, Los Angeles, CA 90017 (Born: 1/14/41)	Director	Indefinite Twelve Years	Chairman, Mullin Consulting, Inc. (insurance agency)	4	Avery Dennison, Mrs. Fields Original Cookies, Inc.

*  Interested person as defined by the 1940 Act.

(1)  Mr. Mullin is deemed to be interested because he owns 29.0% of M Financial Group, which controls the Adviser.

Independent Directors:

Name, Address and Age	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Gerald Bidwell 720 SW Washington, Suite 628 Portland, OR 97204 (Born: 6/6/42)	Director	Indefinite Twelve Years	Retired. Through 2003, President and Chief Executive Officer, Bidwell & Co. (discount brokerage firm).	4	N/A

Neil E. Goldschmidt 1150 SW King Ave. Portland, OR 97205 (Born: 6/16/40)	Director	Indefinite Twelve Years	Retired. Through 2004, President, Neil Goldschmidt, Inc. (law firm).	4	N/A

  There is no family relationship between any of the Directors or officers listed above.

**  Each director serves for an indefinite term in accordance with the current by-laws of the Company until the date a director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Articles of Incorporation of the Company.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Philip W. Halpern 375 East 57th St. Chicago, IL 60637 (Born: 7/19/54)	Director and Chairman of the Board	Indefinite Twelve Years	Vice President and Chief Investment Officer, The University of Chicago, from July 21, 1998 to 2004.	4	Boston Advisors LLC; Dow Jones Hedge Fund Index; LCAM; Lou Holland Growth Fund; NBIS; RREEF America REIT II, Inc.; SunTx Capital; Tellus, LP

Allan S. Bufferd One Broadway, 12th Floor Cambridge, MA 02142 (Born: 8/10/37)	Director and Audit Committee Chairman	Indefinite 1 Year	Retired. Through 2007, Treasurer of M.I.T.	4	Adveq Management AG; Beth Israel Deaconess Medical Center; Boston Advisors, LLC; Controlled Risk Insurance Company/Risk Management Foundation (CRICO/RMF); The Coop; Makena Capital Management, LLC; Massbank; Och Ziff Capital Management Group (NYSE).

***  Effective 1/1/08, Kenneth Drucker was added as a board member.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Director's and Officer's Tables (Continued)

Principal Officers who are not Directors:*

Name, Address and Age	Positions Held with Fund	Term of Office and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Director
Daniel F. Byrne(1) M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 10/27/56)	President	One Year Nine Years**	Senior Vice President, Chief Product & Technology Officer, M Financial Group; President of the Company; President and Director of the Adviser, Director of M Financial Securities Marketing, Inc., M Financial Wealth Partners, Inc., and M Holdings, Securities, Inc.; Senior Vice President and Director of M Financial Asset Management, Inc.; Manager of M Administrative Services, LCC	4	N/A

David Lees(2) M Fund, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 2/1/65)	Secretary and Treasurer (beginning February 5, 2007)	One year	Director of Accounting for M Financial Group	4	N/A

Shannon Hartwell(3) 1125 NW Couch St., Suite 900 Portland, OR 97209 (Born: 7/19/70)	Chief Compliance Officer	One year	Corporate attorney at Perkins Cole, LLP	4	N/A

*  Interested person as defined by the 1940 Act.

**  Includes Mr. Byrne's previous service as President of the Company from 1996-2005.

(1)  Mr. Byrne is deemed to be interested because he serves as Director of M Financial Securities Marketing, Inc., M Financial Wealth Partners, Inc. and M Holdings Securities, Inc.; and President of the Company and the Adviser.

(2)  Mr. Lees is deemed to be interested because he serves as Secretary and Treasurer of the Adviser and the Company.

(3)  Ms. Hartwell is deemed to be interested because she serves as Chief Compliance Officer of the Adviser and the Company.

M Fund, Inc.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

The Statement of Additional Information includes additional information about the Funds' directors and is available, without charge, upon request, by calling 1-888-736-2878.

Quarterly Form N-Q Portfolio Schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") on Form N-Q at the end of the first and third fiscal quarters within 60 days of the end of the quarter to which it relates. The Company's Form N-Q will be available on the Company's website at www.mfin.com and on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the Company's proxy voting policies and procedures and the Company's proxy voting record for the most recent twelve-month period ending June 30, 2007 are available (1) without charge, upon request, by calling the Company toll-free at 1-888-736-2878; and (2) on Form N-PX on the SEC's website at http://www.sec.gov.

Tax Disclosures

The following percentages represent the portion, of dividend income received by the funds through December 31, 2007, that qualifies for reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	Qualified Dividend Income
Brandes International Equity Fund	59.6%
Turner Core Growth Fund	46.9%
Business Opportunity Value Fund	100.0%

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2007 qualified for the dividends received deduction as follows:

Fund	Dividend Received Deduction
Brandes International Equity Fund	14.7%
Turner Core Growth Fund	38.3%
Business Opportunity Value Fund	100.0%

Brandes International Equity Fund

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund hereby makes the following designations regarding its fiscal year ended December 31, 2007:

•  the total amount of foreign taxes withheld was $1,313,447

•  the total amount of income sourced from foreign countries was $2,338,059

M Fund, Inc.

HYPOTHETICAL EXPENSE EXAMPLE (Unaudited)

As an indirect shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only. As an indirect shareholder of a Fund, you do not incur any transactional costs, such as sales charges (loads), redemption fees or exchange fees. However, you do incur such transactional costs, as well as other fees and charges as an owner of a variable annuity contract or variable life insurance policy. If these transactional and other insurance company fees and charges were included, your costs would have been higher. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio	Expenses Paid During Period* (July 1, 2007 to December 31, 2007)
Brandes International Equity Fund
Actual	$1,000.00	$986.00	0.87%	$4.36
Hypothetical (5% return before expenses)	1,000.00	1,020.82	0.87%	4.43
Turner Core Growth Fund
Actual	1,000.00	1,115.70	0.61%	$3.25
Hypothetical (5% return before expenses)	1,000.00	1,022.13	0.61%	3.11
Frontier Capital Appreciation Fund
Actual	1,000.00	991.10	1.05%	$5.27
Hypothetical (5% return before expenses)	1,000.00	1,019.91	1.05%	5.35
Business Opportunity Value Fund
Actual	1,000.00	981.20	0.87%	$4.34
Hypothetical (5% return before expenses)	1,000.00	1,020.82	0.87%	4.43

*  Expenses are calculated using each Fund's annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

Item 2. Code of Ethics.

As of December 31, 2007, the Registrant has adopted a code of ethics that applies to the Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial and Accounting Officer. For the year ended December 31, 2007, there were no amendments to a provision of its code of ethics, nor were there any waivers (including implicit waivers) granted from a provision of the code of ethics. A copy of its code of ethics is filed with this Form N-CSR under Item 12(a)(1) .

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Alan Bufferd, who is “independent” as defined in Item 3 of Form N-CSR. Mr. Bufferd serves as Chairman of the Registrant’s audit committee.

Item 4. Principal Accountant Fees and Services.

(a)                                 AUDIT FEES: The aggregate fees billed for professional services rendered by its principal accountants, PricewaterhouseCoopers LLP for the audit of the Registrant’s annual financial statements for 2007 and 2006 were $93,713 and $89,250, respectively.

(b)                                AUDIT RELATED FEES: No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for the fiscal years ending December 31, 2007 and December 31, 2006.

(c)                                 TAX FEES: The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning for 2007 and 2006 were $27,200 and $22,850, respectively.  Such services included the preparation of the year-end tax provision and excise tax work.

(d)                                ALL OTHER FEES:  No such fees were billed to the Registrant by PricewaterhouseCoopers LLP for December 31, 2007 and December 31, 2006.

(e)                                 (1)The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2)The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c) 100%

(d) Not applicable

(f)                                   Not applicable.

(g)                                The aggregate fees billed by the Registrant’s accountant, PricewaterhouseCoopers LLP, for non-audit services rendered to the Registrant, the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entities controlling, controlled by, or under common control with the

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Registrant’s investment adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2007 and December 31, 2006, respectively, were $129,109(1) and $112,720.(2)

(h)                                 Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

A schedule of investments is contained in the Registrant’s annual report, which is attached to this report in response to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30-3(c))) (the “1940 Act”) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant’s disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (the “1934 Act”) as of the Evaluation Date.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

(1) Aggregate amounts include estimated amounts for the non-audit fees of M Securities, Inc. (the Registrant’s principal underwriter) and M Financial Investment Advisers, Inc. (the Registrant’s investment adviser).

(2) Aggregate amounts include estimated amounts for the non-audit fees of M Securities, Inc. (the Registrant’s principal underwriter) and M Financial Investment Advisers, Inc. (the Registrant’s investment adviser).

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Item 12. Exhibits.

(a)(1) Code of Ethics as described in item 2 is attached.

(a)(2) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99.CERT.

(a)(3)  Not applicable to this filing.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a – 14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906.CERT.

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

M Fund, Inc.

By:	/s/ Daniel F. Byrne
Daniel F. Byrne
President/Principal Executive Officer

Date: 3/6/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Daniel F. Byrne
Daniel F. Byrne
President/Principal Executive Officer

Date: 3/6/08

By:	/s/ Daniel Lees
Daniel Lees
Treasurer/Principal Financial
and Accounting Officer

Date: 3/6/08

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